UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): September 9, 2011

SHENGDATECH, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada
(State or other jurisdiction of incorporation)

001-31937	26-2522031
(Commission	(IRS Employer
File Number)	Identification No.)

35th Floor, World Plaza 855 South Pudong Road, Pudong District, Shanghai 200120 People’s Republic of China
(Address of principal executive offices)

86-21-5835-9979
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 9, 2011, the Board of Directors of ShengdaTech, Inc. (the “Company”) received notification from Mr. Xiangzhi Chen that effective immediately, he resigned as a member and as Chairman of the Board of Directors of the Company.  A copy of Mr. Chen’s resignation letter is included with this Current Report on Form 8-K as Exhibit 17.1 and is incorporated herein in its entirety by reference.

SECTION 9 - Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Exhibit Description

17.1	Resignation Letter of Mr. Xiangzhi Chen

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 15, 2011	ShengdaTech, Inc.

	By:	/s/ Michael Kang
	Name:	Michael Kang
	Title:	Chief Restructuring Officer